SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) August 5, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                        0-10822                 25-1229323
    (State of other jurisdiction  (Commission FileNumber)    (IRS Employer
     of incorporation                                        Identification No.)


         300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

   _________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
               Biocontrol Technology, Inc. announced marketing plans for the Diasensor 1000. To penetrate international markets by aggressive Internet marketing, licensing the Diasensor technology, entering into joint venture agreements to market and/or manufacture the sensor, and by establishing exclusive distributors. Initial focus will be on the 15-member European Union with a market of 30 million people with diabetes. The Diasensor's market entry price will be US $9,000. In addition, Diasense will proceed with other markets outside the EU with large diabetic populations where the CE Mark is not required but is looked to for medical devices.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.

          (b)  Pro Forma Financial Information
               Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED: August 5, 1998

                                   BIOCONTROL TECHNOLOGY, INC.
                                   2275 Swallow Hill Road,
                                   Building 2500
                                   Pgh PA 15220




PRESS RELEASE

         For More Information, Call:
         Investors                               Media
         Diane McQuaide                          Susan Taylor
         1.412.429.0673 phone                    1.412.279.9455 phone
         1.412.279.9690 fax                      1.412.279.9447 fax


BIOCONTROL DIASENSE SUBSIDIARY TO MARKET DIASENSOR ON THE INTERNET

     Pittsburgh, PA -August 5,1998 -Biocontrol Technology, Inc. (Nasdaq:BICO) subsidiary Diasense, Inc. today announced marketing plans for the Diasensor r 1000, the world's first noninvasive
glucose   sensor,  which  recently  received  European  marketing
approval.   Diasense plans to penetrate international markets  by
aggressive   Internet   marketing,   licensing   the    Diasensor
technology, entering into joint venture agreements to market and/or manufacture the sensor, and by establishing exclusive
distributors.   Initial focus will be on the  15-member  European
Union  (EU),  with a market of 30 million people  with  diabetes.
The Diasensor's market entry price will be US $9,000.
     In addition, Diasense will proceed with other markets outside the EU with large diabetic populations where the CE Mark
is  not  required  but  is looked to for  medical  devices.   For
example, India, Saudi Arabia, United Arab Emirates, and Pakistan combined account for approximately 26,500,000 diabetics.
     Because the Diasensor is the first noninvasive glucose sensor to ever be made commercially available to the diabetic population, Diasense will also work to educate and establish a network of clinicians, health care professionals, and diabetic associations in each country.
     Biocontrol Technology, Inc. (www.bico.com) has its corporat offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.
Also  located  in  Pittsburgh, PA, Diasense is  a  subsidiary  of
Biocontrol   Technology  and  owns  the  patent,  marketing   and
distribution rights to the sensor. Biocontrol has the exclusive rights to the research and development and manufacturing of the Sensor.
      This press release   contains  forward  looking  statements  and
shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.